UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2011 (August 18, 2011)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

Acquisition of Mullins Crossing Shopping Center.  On August 18, 2011, Inland Diversified Real Estate Trust, Inc, (refered to herein as “us,” “we,” “our” or the “Company”), through Inland Diversified Evans Mullins, L.L.C. and Inland Diversified Evans Mullins Outlots, L.L.C., both wholly owned subsidiaries formed for this purpose, acquired a fee simple interest in a 264,976 square foot retail shopping center and a 32,192 square foot retail outparcel shopping center, together known as Mullins Crossing Shopping Center, located in Evans, Georgia.  We purchased Mullins Crossing Shopping Center from Mullins Crossing, LLC and Mullins Crossing Out Parcels, LLC, unaffiliated third parties, for a purchase price paid at closing equal to approximately $38.3 million. However, as part of the acquisition we acquired vacant spaces totaling 7,400 square feet at Mullins Crossing Shopping Center that are subject to additional earnout payments aggregating approximately $2.1 million.  Although we now own the entire property, we will not be required to pay the additional purchase price unless these vacant spaces are leased and the tenants are paying full rent, as the case may be, pursuant to the parameters set forth in the purchase agreement within thirty-six months of closing.

We funded approximately $16.1 million of the purchase price with proceeds from our offering.  At closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $22.2 million, for the remainder of the purchase price. The terms of this loan are described in Item 2.03 of this Current Report.

The cap rate for Mullins Crossing Shopping Center is approximately 7.77% based on the purchase price paid at closing.  We determine “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the purchase price of the property.  NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.

In deciding to acquire this property, we considered the following:

Leasing Activity

•

Mullins Crossing Shopping Center is 97.5% leased to twenty-four tenants.

•

The property was constructed in 2005, and the weighted-average remaining lease term is approximately 8.2 years.

Tenant Mix

•

The anchor tenant at Mullins Crossing Shopping Center is Kohl’s.  Kohl’s pays an annual base rent of approximately $687,500 under a lease that expires in January 2026. Under the terms of its lease, Kohl’s has six five-year options to renew through 2056.

•

Other tenants at the center include Marshall’s, Babies R Us, Ross Dress for Less, Office Max and PetCo.

Location

•

The property is shadow-anchored by Target.

•

The property is located in Evans, Georgia, which is a suburb of Augusta.

•

The property is located about eight miles northwest of the Augusta central business district, and about two miles north of Interstate 20.

Demographics

•

Within a three-mile radius of the property, the population is approximately 57,500 and the estimated average household income is approximately $82,600.

•

Within a five-mile radius of the property, the population is approximately 105,200 and the estimated average household income is approximately $83,700.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020 at Mullins Crossing Shopping Center and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	2	5,900	122,150	3.7%
2012	-	-	-	-
2013	-	-	-	-
2014	1	2,400	74,400	2.2%
2015	1	1,600	28,800	0.9%
2016	12	104,480	1,232,630	37.1%
2017	3	53,647	618,836	18.6%
2018	1	1,440	36,000	1.1%
2019	-	-	-	-
2020	1	4,322	82,500	2.4%

The table below sets forth certain historical information with respect to the occupancy rates at Mullins Crossing Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ended December 31	Physical Occupancy as of December 31	Average Effective Annual Rental Per Square Foot
2010	98.5%	$11.04
2009	98.9%	$11.30
2008	100.0%	$11.54
2007	99.5%	$11.43
2006	94.0%	$11.25

We believe that Mullins Crossing Shopping Center is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are nineteen competitive shopping centers located within approximately five miles of Mullins Crossing Shopping Center.

Real estate taxes assessed for the fiscal year ended December 31, 2010 (the most recent tax year for which information is generally available) were approximately $372,480.  The amount of real estate taxes assessed was calculated by multiplying the property’s assessed value by a tax rate of 2.67%.  For federal income tax purposes, the depreciable basis in Mullins Crossing Shopping Center will be approximately $33.8 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, which are incorporated into this Item 2.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Mullins Crossing Shopping Center Loan.  On August 18, 2011, Inland Diversified Evans Mullins, L.L.C. (the “Mullins Subsidiary”) assumed a loan with a remaining principal amount equal to approximately $22.2 million from Mullins Crossing, LLC.  The loan is secured by a first priority mortgage on the Mullins Crossing Shopping Center, excluding the retail outparcel shopping center, and bears interest at a rate equal to 5.50% per annum.  The loan matures on September 6, 2016.  The terms of the loan require the Mullins Subsidiary to make monthly payments of both principal and interest based on a thirty year amortization schedule.  The Mullins Subsidiary will not have a right to make any prepayments of the loan amount except on the day that monthly payment of principal and interest are due during the three months preceding the maturity date occurs.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions.  The loan documents also contain various customary events of default.  In connection with the assumption of this loan, the Mullins Subsidiary deposited $1.5 million into a collateral reserve account and $1.3 million into a lease reserve escrow amount.

The loan is non-recourse to the Mullins Subsidiary.  We have entered into a guaranty pursuant to which we have agreed to indemnify the lender against, and hold it harmless from and reimburse it for, any liability incurred in connection with Mullins Subsidiary’s obligations under the note, in an amount not to exceed $2.2 million.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.7, 10.8, 10.9 and 10.10, which are incorporated into this Item 2.03 by reference.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the Mullins Crossing Shopping Center acquisition will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the Mullins Crossing Shopping Center acquisition will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and among Mullins Crossing, LLC and Mullins Crossing Out Parcels, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 25, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 4, 2011, the Sixth Amendment, dated as of March 8, 2011, the Seventh Amendment, dated as of March 10, 2011, the Eighth Amendment, dated as of May 11, 2011, the Ninth Amendment, dated as of June 8, 2011, the Tenth Amendment, dated as of June 29, 2011, the Eleventh Amendment, dated as of July 14, 2011, the Twelfth Amendment, dated as of August 1, 2011, the Thirteenth Amendment, dated as of August 15, 2011, the Fourteenth Amendment, dated as of August 18, 2011

10.2	Assignment, dated as of August 18, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Evans Mullins Outlots, L.L.C.

10.3	Assignment, dated as of August 18, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Evans Mullins, L.L.C.

10.4	Assignment and Assumption of Leases, dated as of August 18, 2011, by Mullins Crossing Out Parcels, LLC to Inland Diversified Evans Mullins Outlots, L.L.C.

10.5	Assignment and Assumption of Leases, dated as of August 18, 2011, by Mullins Crossing, LLC to Inland Diversified Evans Mullins, L.L.C.

10.6

Post Closing and Indemnity Agreement, dated as of August 18, 2011, by and among Inland Diversified Evans Mullins, L.L.C. and Inland Diversified Evans Mullins Outlots, L.L.C. and Mullins Crossing, LLC and Mullins Crossing Out Parcels, LLC

10.7

Assumption Agreement, dated as of August 18, 2011, by and among U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8, as Noteholder, Mullins Crossing, LLC, as Borrower, Inland Diversified Evans Mullins, L.L.C., as Assumptor, and Inland Diversified Real Estate Trust, Inc., as New Guarantor

10.8

Limited Payment Guaranty, dated as of August 18, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8, its Successors and Assigns

10.9

Guaranty of Recourse Obligations, dated as of August 18, 2011, by Inland Diversified Real Estate Trust, Inc. in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8

10.10

Environmental and Hazardous Substance Indemnification Agreement, dated as of August 18, 2011, by and between Inland Diversified Evans Mullins, L.L.C. and Inland Diversified Real Estate Trust, Inc., collectively, the Indemnitor, to and for the benefit of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our in our Quarterly Reports on Form 10-Q for the periods ended June 30, 2011 and June 30, 2011, and our Annual Report on Form 10-K for the year ended December 31, 2010.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	August 24, 2011	By:	/s/ Roberta S. Matlin
		Name:	Roberta S. Matlin
		Title	Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and among Mullins Crossing, LLC and Mullins Crossing Out Parcels, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 25, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 4, 2011, the Sixth Amendment, dated as of March 8, 2011, the Seventh Amendment, dated as of March 10, 2011, the Eighth Amendment, dated as of May 11, 2011, the Ninth Amendment, dated as of June 8, 2011, the Tenth Amendment, dated as of June 29, 2011, the Eleventh Amendment, dated as of July 14, 2011, the Twelfth Amendment, dated as of August 1, 2011, the Thirteenth Amendment, dated as of August 15, 2011, the Fourteenth Amendment, dated as of August 18, 2011

10.2	Assignment, dated as of August 18, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Evans Mullins Outlots, L.L.C.

10.3	Assignment, dated as of August 18, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Evans Mullins, L.L.C.

10.4	Assignment and Assumption of Leases, dated as of August 18, 2011, by Mullins Crossing Out Parcels, LLC to Inland Diversified Evans Mullins Outlots, L.L.C.

10.5	Assignment and Assumption of Leases, dated as of August 18, 2011, by Mullins Crossing, LLC to Inland Diversified Evans Mullins, L.L.C.

10.6

Post Closing and Indemnity Agreement, dated as of August 18, 2011, by and among Inland Diversified Evans Mullins, L.L.C. and Inland Diversified Evans Mullins Outlots, L.L.C. and Mullins Crossing, LLC and Mullins Crossing Out Parcels, LLC

10.7

Assumption Agreement, dated as of August 18, 2011, by and among U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8, as Noteholder, Mullins Crossing, LLC, as Borrower, Inland Diversified Evans Mullins, L.L.C., as Assumptor, and Inland Diversified Real Estate Trust, Inc., as New Guarantor

10.8

Limited Payment Guaranty, dated as of August 18, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8, its Successors and Assigns

10.9

Guaranty of Recourse Obligations, dated as of August 18, 2011, by Inland Diversified Real Estate Trust, Inc. in favor of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8

10.10

Environmental and Hazardous Substance Indemnification Agreement, dated as of August 18, 2011, by and between Inland Diversified Evans Mullins, L.L.C. and Inland Diversified Real Estate Trust, Inc., collectively, the Indemnitor, to and for the benefit of U.S. Bank National Association, as Trustee, Successor-In-Interest to Bank of America, N.A., in its capacity as Trustee, Successor to Wells Fargo Bank, N.A., in its capacity as Trustee, for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006 GG8